UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2013

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

                                 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 24, 2013, the Company held its Annual Meeting of Shareholders. The total number of shares represented at the meeting by valid proxies and ballots was 181,473,979 shares, which is 86.9% of the shares of stock entitled to vote at the meeting and which constituted a quorum. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting follow.

1.	Election of Directors. All of the nominees for director were elected to serve until the Company’s 2016 Annual Meeting, or until his or her earlier death, resignation, or retirement. The vote results were as follows, with each nominee having received at least 96.4% of the votes cast for his or her election:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
William L. Davis III	159,967,565	5,976,478	377,266	15,152,670
W. Douglas Ford	160,118,481	5,857,135	345,693	15,152,670
Evert Henkes	163,420,378	2,550,827	350,104	15,152,670
Margaret G. McGlynn	163,147,615	2,869,846	303,848	15,152,670

2.	Ratification of Appointment of Independent Auditors. The appointment of KPMG LLP as independent registered public accountants for the fiscal year ending September 30, 2013 was ratified by the shareholders by the votes set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
180,233,981 (99.5% of the votes cast)	839,591	400,407	0

3.	Advisory Vote on Executive Officer Compensation. The shareholders approved on an advisory basis the compensation of the Executive Officers by the votes set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
157,474,246 (95.1% of the votes cast)	8,139,577	707,486	15,152,670

4.	Amendment to the Long-Term Incentive Plan. The shareholders approved the amendment to the Long-Term Incentive Plan by the votes set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
157,399,826 (94.6% of the votes cast)(1)	8,475,373	446,110	15,152,670

5.	Shareholder Proposal to Repeal Classified Board. The shareholders approved the shareholder proposal to repeal classified board by the votes set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
133,397,926 (80.60% of the votes cast)	32,152,271	771,112	15,152,670

(1)	Pursuant to New York Stock Exchange rules, votes cast includes abstentions for this matter only.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc. (Registrant)

Dated: January 28, 2013	By:	/s/ Mary T. Afflerbach
Mary T. Afflerbach
Corporate Secretary and Chief Governance Officer